

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Pension  Partners  1991-C,  Ltd.'s  balance  sheet and  statement of  operations contained in its Form 10-Q for the quarter ended March 31, 1999 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-END>                                   MAR-31-1999
<CASH>                                         1,678
<SECURITIES>                                   0
<RECEIVABLES>                                  11,942
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               13,620
<PP&E>                                         4,135,909
<DEPRECIATION>                                 (3,508,530)
<TOTAL-ASSETS>                                 640,999
<CURRENT-LIABILITIES>                          8,560
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     632,439
<TOTAL-LIABILITY-AND-EQUITY>                   640,999
<SALES>                                        42,077
<TOTAL-REVENUES>                               42,469
<CGS>                                          0
<TOTAL-COSTS>                                  31,296<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (7,719)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (7,719)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (7,719)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


